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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 29, 2003

Gateway, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-22784 (Commission File Number)	42-1249184 (IRS Employer Identification No.)
14303 Gateway Place, Poway, CA 92064 (Address of principal executive offices, zip code)

Registrant's telephone number, including area code: 858-848-3401

Item 7. Financial Statements and Exhibits.

  99
  Press release, dated January 29, 2003.

Item 9. Regulation FD Disclosure.

        On January 29, 2003, Gateway, Inc. issued a press release describing its results of operations for the fourth quarter and full-year 2002. A copy of the press release is attached as Exhibit 99 to this report.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Date: January 30, 2003

GATEWAY, INC.
By:	/s/ JAVADE CHAUDHRI Javade Chaudhri Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description
99	Press release, dated January 29, 2003

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SIGNATURE
EXHIBIT INDEX